Annual Report

September 30, 2000

Mosaic Government Money Market

www.mosaicfunds.com

Contents

Letter to Shareholders	2
Independent Auditors’ Report	3
Statement of Net Assets	4
Statement of Operations	5
Statements of Changes in Net Assets	5
Financial Highlights	6
Notes to Financial Statements	6

Letter to Shareholders

The year ended September 30, 2000 saw a rise in yield for investors in Mosaic Government Money Market from an opening effective annual yield of 4.32% to a closing annual yield of 5.84%. With the yield curve inverted for much of the year, investors in the short-term notes characteristic of Government Money Market received yields that were highly favorable to longer term bonds, while being exposed to little of the risk associated with longer instruments.

Economic Overview

The bond market reacted positively to signs that the economy is slowing to a more sustainable growth rate. Over the past quarters we’ve seen slowing housing demand?the first hint the economy was softening; now manufacturing and retail sales activity have weakened as well. Sharp increases in energy prices are impacting consumer spending and with the heating season approaching consumers will be burdened further. Given the increased signs that higher rates are slowing the economy and inflation pressures are remaining subdued, the Fed is likely "on hold" until after the election. At this point it appears as though we may see a ‘soft-landing’ where the economy slows, easing inflation pressures, without recession.

Still, an economic slowdown could reduce capital investment, as companies become less optimistic about the future, reducing productivity and allowing inflation pressures to intensify. This investment in productivity-enhancing technology has kept labor costs, a key component of the inflation formula, in check during the current economic expansion. And while potential election outcomes are unclear at this point, recent spending and tax reform plans from both parties suggest that the next administration may not place the same value upon debt reduction as the current one.

Outlook

Over the past few years investors’ attention has drifted from the conservative world of bonds and towards the stocks and stock funds that have participated in the great bull market of the 1990s. By the end of this annual period, cash flows to money markets were heating up, indicating investors’ concerns about the stock market and their interest in a more secure investment. We believe that many investors will indeed be well served to reassess the role of short-term bonds in their portfolios. Looking out over the next six to 12 months, we anticipate that the economy will continue to slow. The Federal Reserve has increased short-term interest rates in an attempt to engineer a "soft landing." The bond market has reacted favorably to the Fed’s policy and is poised to rally further as the economy slows to a more sustainable rate of growth. While the lower rates that can be associated with a slower economy may dampen the yield available to money market investors, the relative safety and liquidity offered should maintain the attractiveness of short-term government bonds.

Sincerely,

(signature)

Christopher C. Berberet, CFA
Vice President

Independent Auditors’ Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
MOSAIC GOVERNMENT MONEY MARKET

We have audited the accompanying statement of net assets of the Mosaic Government Money Market (the "Fund") as of September 30, 2000, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the six-month period ended September 30, 1997. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended March 31, 1997 were audited by other auditors whose report, dated May 2, 1997, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mosaic Government Money Market as of September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the six-month period ended September 30, 1997, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
November 3, 2000

Statement of Net Assets

	PRINCIPAL AMOUNT
VALUE

U.S. Government Agency Obligations: 99.8% of net assets
Federal Farm Credit Bank, 6.47%, 10/6/00	1,500,000	$1,498,937
Federal Farm Credit Bank, 6.45%, 10/17/00	2,000,000	1,994,683
Federal Home Loan Bank, 6.44%, 10/11/00	2,500,000	2,496,022
Federal Home Loan Bank, 6.55%, 10/18/00	2,000,000	1,994,276
Federal Home Loan Bank, 6.49%, 11/15/00	3,000,000	2,976,570
Federal Home Loan Bank, 6.45%, 11/17/00	2,250,000	2,231,658
Federal Home Loan Mortgage Corp, 6.43%, 10/03/00	1,000,000	999,823
Federal Home Loan Mortgage Corp, 6.46%, 10/10/00	1,000,000	998,576
Federal Home Loan Mortgage Corp, 6.52%, 10/12/00	750,000	748,663
Federal Home Loan Mortgage Corp, 6.54%, 10/19/00	2,250,000	2,243,157
Federal Home Loan Mortgage Corp, 6.46%, 10/24/00	2,000,000	1,992,166
Federal Home Loan Mortgage Corp, 6.52%, 10/26/00	2,000,000	1,991,426
Federal Home Loan Mortgage Corp, 6.46%, 10/31/00	2,000,000	1,989,689
Federal Home Loan Mortgage Corp, 6.42%, 11/02/00	2,250,000	2,237,561
Federal Home Loan Mortgage Corp, 6.43%, 11/07/00	2,250,000	2,235,645
Federal Home Loan Mortgage Corp, 6.46%, 11/10/00	2,500,000	2,482,721
Federal Home Loan Mortgage Corp, 6.50%, 11/16/00	1,500,000	1,488,000
Federal Home Loan Mortgage Corp, 6.48%, 12/14/00	1,000,000	$987,063
Federal Home Loan Mortgage Corp, 6.49%, 12/15/00	1,000,000	986,906
Federal Home Loan Mortgage Corp, 6.46%, 12/21/00	2,500,000	2,464,666
Federal Home Loan Mortgage Corp, 6.48%, 12/28/00	2,000,000	1,969,163
Federal National Mortgage Association, 6.52%, 11/30/00	2,000,000	1,978,957
Federal National Mortgage Association, 6.48%, 12/7/00	1,000,000	988,303
TOTAL U.S. GOVERNMENTAGENCY OBLIGATIONS (cost $41,974,631)		41,974,631
REPURCHASE AGREEMENT: 0.3% of net assets With Donaldson, Lufkin & Jenrette Securities Corporation issued 9/29/00 at 5.25% due 10/2/00 collateralized by $105,077 in United States Treasury Notes due 2/15/02. Proceeds at maturity are $103,045 (cost $103,000)		103,000
TOTAL INVESTMENTS (cost $42,077,631)+		42,077,631
CASH AND RECEIVABLES LESS LIABILITIES: (0.1)% of net assets		(27,275)
NET ASSETS:100%		$42,050,356
CAPITAL SHARES OUTSTANDING		42,050,438
NET ASSET VALUE PER SHARE		$1.00)

Notes to Statement of Net Assets:

+ Aggregate cost for federal income tax purposes as of September 30, 2000

Statement of Operations

For the year ended September 30, 2000

INVESTMENT INCOME (Note 1)
Interest income	$2,635,384
EXPENSES (Notes 3 and 4)
Investment advisory fees	219,544
Transfer agent, administrative, registration and professional fees	166,854
Total expenses	386,398
NET INVESTMENT INCOME	2,248,986
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,248,986

Statements of Changes in Net Assets

For the periods indicated

	Year Ended September 30,
	2000	1999
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$02,248,986	$01,886,999
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,248,986)	(1,886,999)
CAPITAL SHARE TRANSACTIONS (Note 5)	(1,294,318)	(3,167,355)
TOTAL DECREASE IN NET ASSETS	(1,294,318)	(3,167,355)
NET ASSETS
Beginning of period	$43,344,674	$46,512,029
End of period	$42,050,356	$43,344,674

Financial Highlights

Selected data for a share outstanding for the periods indicated.

	Year Ended Sept. 30,	Six Months Ended Sept. 30,	Year Ended March 31,
	2000	1999	1998	1997	1997	1996
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.05	0.04	0.05	0.02	0.04	0.05
Less distributions from net investment income	(0.05)	0.04)	(0.05)	(0.02)	(0.04)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)	5.24	4.19	4.76	2.33	4.38	4.62
Ratios and supplemental data
Net assets, end of period (thousands)	$42,050	$43,345	$46,512	$50,793	$54,687	$57,197
Ratio of expenses to average net assets (%)	0.88	0.88	0.87[2]	0.90[1]	1.05	1.23
Ratio of net investment income to average net assets (%)	5.13	4.11	4.66[2]	4.58[1]	4.29	4.52

1 Annualized.

2 Had a portion of expenses not been waived for the year ended 1998 the ratio of expenses and net investment income to average net assets would have been 0.88% and 4.65%, respectively.

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Mosaic Government Money Market (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Fund invests solely in securities issued and guaranteed by the U.S. Government or any of its agencies or instrumentalities or in repurchase agreements backed by such securities. Because the Fund is 100% no-load, its shares are offered and redeemed at the net asset value per share.

Fiscal Year: Effective April 1, 1997, the Fund changed its fiscal year end to September 30.

Securities Value: The Fund uses the amortized cost method of valuation whereby portfolio securities are valued at acquisition cost as adjusted for amortization of premium or accretion of discount. Investment transactions are recorded on the trade date. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income, net of amortization of premium or discount, and other income (if any) are recorded as earned.

Dividends: Net investment income, determined as gross investment income less expenses, is declared as a dividend each business day. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month.

Income Tax: In accordance with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, substantially all of the taxable income of the Fund is distributed to its shareholders, and therefore no federal income tax provision is required.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held in safekeeping by the Fund’s custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Fund’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fee and Other Transactions with Affiliates. The Investment Advisor to the Fund, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. ("the Advisor"), earns an advisory fee equal to 0.5% per annum of the average net assets of the Fund. The fee is accrued daily and paid monthly.

The Advisor will reimburse the Fund for the amount of any expenses of the Fund (less certain excepted expenses) that exceed 1.5% per annum of the average net assets of the Fund up to $40 million and 1% per annum of such amount in excess of $40 million. No amounts were reimbursed to the Fund by the Advisor for the year ended September 30, 2000.

4. Other Expenses. Effective October 1, 1997, all expenses and support services are provided by the Advisor under a Services Agreement for fees based on a percentage of average net assets. The fee equals 0.38%. The fee is accrued daily and paid monthly. Pursuant to the Services Agreement, the Advisor retained Firstar Mutual Fund Services, LLC to serve as the Fund’s transfer agent effective September 27, 1999.

The Advisor is responsible for the fees and expenses of trustees who are affiliated with the Advisor and certain promotional expenses.

5. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares (in dollars and shares) were as follows:

	Year Ended September 30,
	2000	1999
Shares sold	34,866,208)	52,120,827)
Shares issued in reinvestment of dividends	2,162,961	1,805,672
Total shares issued	37,029,169	53,926,499
Shares redeemed	38,323,487	57,093,854
Net decrease	(1,294,318)	(3,167,355)